MUTUAL FUND SERIES TRUST

Catalyst/Lyons Tactical Allocation Fund Class A: CLTAX Class C: CLTCX Class I: CLTIX (the “Fund” )

August 27, 2015

The information in this Supplement amends certain information contained in the currently effective Summary Prospectus and the Prospectus for the Fund, each dated November 1, 2014.

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Effective November 1, 2015, the Fund’s investment objective is to achieve total return from long-term capital appreciation and current income, while attempting to minimize downside risk from significant market drawdowns.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated November 1, 2014, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.